UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 1, 2008

GOLDEN GRAIN ENERGY, LLC

(Exact Name of Registrant as Specified in Charter)

Iowa	000-51177	02-0575361
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1822 43rd St. SW Mason City, IA	50401
(Address of principal executive offices)	(Zip Code)

(641) 423-8525

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

    ☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    ☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    ☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    ☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On February 1, 2008, the board of directors of the registrant declared a cash distribution of $0.25 per membership unit to the holders of the registrant’s Class A and Class B units of record at the close of business on February 1, 2008, for a total distribution of $6,115,000.  The registrant will withhold from the distribution the state taxes paid by the registrant on its members’ behalf for the 2007 tax year.  The registrant expects to pay the distribution at the end of February 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLDEN GRAIN ENERGY, LLC

February 1, 2008	/s/ Christine Marchand
Date	Christine Marchand, Chief Financial Officer